Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of CompuMed, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report on Form 10-Q for the quarter ended December 31, 2008 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company, at and for the periods indicated.

February 17, 2009	/s/ MAURIZIO VECCHIONE
MAURIZIO VECCHIONE
INTERIM CHIEF EXECUTIVE OFFICER

February 17, 2009	/s/ PHUONG DANG
PHUONG DANG
SECRETARY, CONTROLLER and PRINCIPAL FINANCIAL OFFICER